                                                                    EXHIBIT 10.4


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT
                      AND REAFFIRMATION OF GUARANTIES AND
               COLLATERAL ASSIGNMENTS OF GENERAL PARTNER INTEREST


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT ("First Amendment"), dated as of June 30, 1996, by and among FRESNO MMDS ASSOCIATES, a California general partnership (the "Borrower"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Bank"), FRESNO TELSAT, INC., an Indiana corporation ("Telsat"), and FRESNO WIRELESS CABLE TELEVISION, INC., a Washington corporation ("Wireless"; Telsat and Wireless are sometimes referred to individually herein as a "Guarantor" and collectively as the "Guarantors"), amends that certain Amended and Restated Revolving Credit Agreement dated as of September 30, 1994, between the Bank and the Borrower (the "Credit Agreement"), reaffirms each of the Unconditional Guaranties dated as of October 30, 1992, executed by the Guarantors in favor of the Bank guaranteeing the Borrower's obligations under the Credit Agreement (the "General Partner Guaranties"), and reaffirms the Collateral Assignments.

                                   RECITALS:

     A. The Borrower is in default of certain provisions of the Credit Agreement and has requested that the Bank waive such defaults and amend the Credit Agreement as provided herein.

     B. The Borrower has additionally requested that the Bank consent to a subordinated loan or loans to the Borrower by the Borrower's affiliate, American Telecasting, Inc. ("ATI"), in amounts not to exceed in the aggregate $2,300,000, to provide working capital for the Borrower.

     C. The Bank has agreed to waive such defaults, consent to such subordinated loans and amend the Credit Agreement as provided herein on the condition, among other conditions provided below, that the Borrower cause the Bank's exposure under the Credit Agreement to be reduced by causing another third party lender or lenders, which may include ATI, to purchase from the Bank assignments of the Bank's interest in the Borrower's Obligations to the Bank pursuant to Section 9.17 of the Credit Agreement, all upon the terms and conditions set forth herein.

     D. Pursuant to the General Partner Guaranties, the Guarantors guaranteed the due and punctual payment and performance of all of the Obligations as and when due and payable (whether by acceleration or otherwise).

     E. It is the intention of the parties that the Credit Agreement (as amended hereby), the Notes and the other Collateral Documents, including without limitation the General Partner Guaranties and the Collateral Assignments of General Partner Interest, shall remain in full force and effect, that the Borrower shall remain liable for the Obligations, and that the Guarantors shall remain liable under the General Partner Guaranties and the Collateral Assignments of General Partner Interest for the full amount of the Obligations.

     IN CONSIDERATION of the foregoing Recitals and the agreements, representations and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

     SECTION 1. Definitions. Capitalized terms used and not defined herein are used as defined in the Credit Agreement.

     SECTION 2.  Waiver and Consent.

     (a) The Bank hereby waives the violation by the Borrower of its financial covenants set forth in Sections 7.14, 7.15, 7.16, and 7.19 of the Credit Agreement for the period ending December 31, 1995. The Bank further hereby waives the violation by the Borrower of its affirmative covenants set forth in Sections 6.01(a) and 6.01(b), with respect to the late delivery of the Borrower's financial statements for the periods ending March 31, 1996, and December 31, 1995, respectively.

     (b) The Bank consents to (i) the incurrence by the Borrower of up to Two Million Three Hundred Thousand Dollars ($2,300,000) in subordinated debt from ATI (the "Subordinated Indebtedness") and (ii) the payment to ATI of a loan fee of up to one percent (1%) of the principal amount of the Subordinated Indebtedness (the "Loan Fee"), upon the terms and conditions of this First Amendment.

     SECTION 3.  Amendments to Credit Agreement.

     (a) The definition of "Collateral Documents" in Section 1.01 of the Credit Agreement is hereby amended to include the Assignment, Acceptance and Intercreditor Agreements and Subordination Agreements contemplated in SECTION 3(F) hereof, and all amendments, renewals, extensions, and replacements thereof.

     (b) The definition of "Permitted Indebtedness" is hereby amended to add the following clause:

            "(VI) THE SUBORDINATED INDEBTEDNESS EVIDENCED BY THE
            SUBORDINATED NOTE, AS DEFINED IN THE FIRST AMENDMENT."

     (c) The definition of "Interest Expense" shall not include the accrual of interest expense with respect to the Subordinated Indebtedness, but it shall include interest paid on the Subordinated Indebtedness.

     (d) The definition of "Funded Indebtedness" is hereby amended to include, without duplication, the Assigned Interests contemplated in the Assignment, Acceptance and Intercreditor Agreements contemplated in SECTION 3(F) hereof, and the definition of "Funded Indebtedness" shall specifically not include the Subordinated Indebtedness evidenced by the Subordinated Note.

     (e) Sections 7.13, 7.14, 7.15, and 7.16 of the Credit Agreement are each deleted in their entirety and the following substituted in lieu thereof as of March 31, 1996:


         SECTION 7.13.MINIMUM SUBSCRIBERS. THE BORROWER SHALL NOT PERMIT THE NUMBER OF BASIC SUBSCRIBERS TO BE LESS THAN THE NUMBER SET FORTH BELOW FOR EACH OF THE FOLLOWING PERIODS:

             PERIOD                                   MINIMUM BASIC SUBSCRIBERS
       ------------------------------------          ---------------------------
       CLOSING DATE, THROUGH MARCH 30, 1995                       9,000

       MARCH 31, 1995, THROUGH SEPTEMBER 29, 1995                13,500

       SEPTEMBER 30, 1995, THROUGH MARCH 30, 1996                15,100

       MARCH 31, 1996, AND THEREAFTER                            14,000




         SECTION 7.14.MAINTENANCE OF ANNUALIZED OPERATING CASH FLOW TO PRO FORMA DEBT SERVICE RATIO. THE BORROWER SHALL NOT ALLOW THE RATIO OF THE BORROWER'S ANNUALIZED OPERATING CASH FLOW TO THE BORROWER'S PRO FORMA DEBT SERVICE FOR THE FOLLOWING FOUR (4) FISCAL QUARTERS TO BE LESS THAN THAT SET FORTH BELOW AS OF THE END OF EACH FISCAL QUARTER DURING THE PERIODS SET FORTH BELOW:

                                             MINIMUM RATIO OF
                                             BORROWER'S ANNUALIZED
       EACH FISCAL QUARTER ENDING            OPERATING CASH FLOW TO
       DURING THE FOLLOWING PERIOD           PRO FORMA DEBT SERVICE
       ------------------------------------  ---------------------------

       CLOSING DATE THROUGH AND INCLUDING
         SEPTEMBER 29, 1995                          2.25:1

       SEPTEMBER 30, 1995, THROUGH AND
         INCLUDING MARCH 30, 1996                    2.75:1

       MARCH 31, 1996, THROUGH AND
         INCLUDING JUNE 29, 1996                     2.00:1

       JUNE 30, 1996, AND THEREAFTER                 0.50:1


       SECTION 7.15. MAINTENANCE OF FUNDED INDEBTEDNESS TO ANNUALIZED OPERATING CASH FLOW RATIO. THE BORROWER SHALL NOT ALLOW THE RATIO OF THE BORROWER'S FUNDED INDEBTEDNESS OUTSTANDING DURING ANY FISCAL QUARTER TO THE BORROWER'S ANNUALIZED OPERATING CASH FLOW FOR THE SAME FISCAL QUARTER TO BE GREATER THAN THAT SET FORTH BELOW:

                                             MAXIMUM RATIO OF
                                             BORROWER'S INDEBTEDNESS TO
                                             ANNUALIZED OPERATING
             PERIOD                          CASH FLOW
      ------------------------------------   ---------------------------
      CLOSING DATE THROUGH AND INCLUDING
        SEPTEMBER 29, 1995                           3.50:1

      SEPTEMBER 30, 1995, THROUGH AND
        INCLUDING DECEMBER 30, 1995                  3.25:1

      DECEMBER 31, 1995, THROUGH AND
        INCLUDING MARCH 30, 1996                     3.00:1

      MARCH 31, 1996, THROUGH AND
        INCLUDING JUNE 29, 1996                      4.00:1

      JUNE 30, 1996, AND THEREAFTER                  6.00:1

         SECTION 7.16. FUNDED INDEBTEDNESS PER SUBSCRIBER. AT ALL TIMES DURING EACH OF THE PERIODS SET FORTH BELOW, THE BORROWER SHALL
      NOT PERMIT ITS

     OUTSTANDING FUNDED INDEBTEDNESS DIVIDED BY THE NUMBER OF BASIC SUBSCRIBERS TO EXCEED THE FOLLOWING AMOUNTS:

             PERIOD                          MAXIMUM AMOUNT
     ------------------------------------  ---------------------------

     CLOSING THROUGH MARCH 30, 1996         $475.00

     MARCH 31, 1996, AND THEREAFTER         $550.00



     (f) The following covenant of the Borrower shall be added to the end of
Section 7 as Section 7.20 to the Credit Agreement effective the date hereof:

           SECTION 7.20. REDUCTION IN FUNB EXPOSURE; ASSIGNMENT OF OBLIGATIONS. THE BORROWER SHALL CAUSE THE AMOUNT OF THE BORROWER'S OBLIGATIONS UNDER THE CREDIT AGREEMENT HELD BY FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB") TO BE REDUCED IN NOT LESS THAN THE FOLLOWING AMOUNTS ON A NONCUMULATIVE BASIS ON OR BEFORE THE FOLLOWING DATES BY (I) PREPAYMENT BY THE BORROWER OF SUCH OBLIGATIONS, (II) ASSIGNMENT BY FUNB OF ALL OR ANY PORTION OF THE OBLIGATIONS PURSUANT TO SECTION 9.17 OF THE CREDIT AGREEMENT; OR (III) A COMBINATION OF (I) AND (II), AND UPON THE FURTHER TERMS SET FORTH BELOW:


     DATE      AMOUNT OF REDUCTION IN FUNB EXPOSURE
     --------  ------------------------------------

     7/18/96        $1,500,000
     9/30/96         2,000,000
     12/31/96        2,000,000
     3/31/97         BALANCE HELD BY FUNB


      FUNB SHALL HAVE THE RIGHT TO APPROVE ANY PROPOSED ASSIGNEE IN ITS SOLE DISCRETION. ANY SUCH ASSIGNMENT SHALL BE EVIDENCED BY THE EXECUTION AND DELIVERY OF AN ASSIGNMENT, ACCEPTANCE AND INTERCREDITOR AGREEMENT IN SUBSTANTIALLY THE FORM OF EXHIBIT A ATTACHED TO THE FIRST AMENDMENT, AND ANY SUCH ASSIGNEE SHALL HAVE EXECUTED A SUBORDINATION AGREEMENT IN FAVOR OF FUNB SUBSTANTIALLY IN THE FORM OF EXHIBIT B ATTACHED TO THE FIRST AMENDMENT. UPON THE EFFECTIVENESS OF SUCH ASSIGNMENTS, THE DEFINITION OF "THE BANK" AS USED IN THE CREDIT AGREEMENT AND THE COLLATERAL DOCUMENTS SHALL INCLUDE EACH OF FUNB AND EACH ASSIGNEE WITH RESPECT TO ITS ASSIGNED INTERESTS, AND THEREAFTER EACH SUCH ASSIGNEE SHALL BE ENTITLED TO THE BENEFITS AND SECURITY THEREOF AND SHALL HAVE ALL OF THE RIGHTS AND OBLIGATIONS OF "THE BANK" THEREUNDER, INCLUDING BUT NOT LIMITED TO THE RATABLE OBLIGATION TO FUND REVOLVING CREDIT LOANS AND REIMBURSE FUNB FOR ANY PAYMENTS ON THE LETTER OF CREDIT. THE BORROWER ACKNOWLEDGES THAT DELIVERY OF NEW PROMISSORY NOTES

      IN THE NAME OF SUCH ASSIGNEES SHALL NOT BE NECESSARY, AND ANY SUCH ASSIGNEES SHALL BE DEEMED TO BE THE HOLDERS OF THE NOTE TO THE EXTENT OF THEIR RESPECTIVE ASSIGNED INTERESTS. THE BORROWER AGREES TO EXECUTE NEW PROMISSORY NOTES IF REQUESTED BY THE BANK OR ANY ASSIGNEE.


     SECTION 4. Conditions to Actions Set Forth Herein. The following are conditions precedent and subsequent to the agreements and waivers of the Bank set forth in this First Amendment.

     (a) Amendment Fee. The Borrower shall have paid to the Bank on or before the date hereof an amendment fee in the amount of $15,000.00.

     (b) Subordinated Indebtedness. The Subordinated Indebtedness shall be evidenced by one or more Subordinated Promissory Notes (collectively, the "Subordinated Note") in form and substance acceptable to the Bank in its sole discretion, which shall provide as follows:

            (i)    principal amount not more than $2,300,000;

            (ii)   maturity date not earlier than December 31, 2007;

            (iii)  interest rate not more than seventeen percent (17%); and

            (iv) a provision indicating that it is subject to a Subordination Agreement in favor of the Bank in substantially the form of Exhibit B attached hereto.

The proceeds of the Subordinated Note may be used only for working capital and to pay the Loan Fee.

     (c) Compliance with Agreement. The Borrower shall have performed and complied with all agreements and conditions contained herein, in the Credit Agreement as amended hereby, in each of the Collateral Documents which are required to be performed or complied with by the Borrower.

     (d) No Material Adverse Change. No change that would cause a Material Adverse Effect shall have occurred since December 31, 1995, that has not in the Bank's reasonable opinion been corrected.

     (e) Representations and Warranties. The representations and warranties contained in Section 5 of the Credit Agreement as amended hereby, and in each of the Collateral Documents and the documents to be delivered in connection herewith, shall be true and correct in all respects as of the date hereof, and as of the date of funding of the Subordinated Note, except to the extent that they relate expressly to an earlier date.

     SECTION 5. Reaffirmation of Guaranties and Collateral Assignments. Each Guarantor acknowledges this First Amendment and affirms that both the Unconditional Guaranty and the Collateral Assignment of General Partner Interest dated as of October 30, 1992, to which such Guarantor is a party, remain in full force and effect with respect to the guaranty of the Obligations and the granting to the Bank of a security interest in all of such Guarantor's general partner interests in the Borrower as security for the Obligations of the Borrower and the obligations of such Guarantor under its respective General Partner Guaranty, notwithstanding the amendments set forth herein, and each Guarantor agrees that any assignee of the Bank as described in Section 3(d) above shall be entitled to the ratable benefits and security of such Unconditional Guaranty and Collateral Assignment of General Partner Interest.

     SECTION 6.  Miscellaneous.

     (a) Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document.

     (b) Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to conflicts of laws principles.

     (c) Headings. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

     (d) Entire Agreement. This First Amendment, together with the Credit Agreement, the Notes and the other Collateral Documents, embody the entire agreement and understanding among the parties relating to the subject matter hereof and supersede all prior proposals, negotiations, agreements, and understandings relating to such subject matter. This First Amendment is incorporated into the Credit Agreement by reference and shall constitute a part thereof as if fully set forth therein.

     (e) Fees and Expenses of Counsel. The Borrower agrees to reimburse the Bank for reasonable fees and expenses of the Bank's legal counsel in connection with the preparation, negotiation and execution of this First Amendment.

     (f) Amendment. This First Amendment may only be amended, changed, discharged or terminated, or any provision hereof waived, by an instrument in writing signed by the Bank and the Borrower.



                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

                                    FRESNO MMDS ASSOCIATES


                                    By:   /s/ TERRY J. HOLMES
                                       ---------------------------------
                                    Name:  TERRY J. HOLMES
                                    Title: MANAGING DIRECTOR


                                    FIRST UNION NATIONAL BANK OF
                                    NORTH CAROLINA


                                    By:   /s/ JIM F. REDMAN
                                       ---------------------------------
                                    Name:  JIM F. REDMAN
                                    Title: SENIOR VICE PRESIDENT


                                    FRESNO TELSAT, INC.


                                    By:   /s/ WILLIAM A MILLETT
                                       ---------------------------------
                                    Name:  WILLIAM A. MILLETT
                                    Title: PRESIDENT
ATTEST:
/s/ JAMES A. SIMONS
- ---------------------------------
         Secretary


[CORPORATE SEAL]
                                    FRESNO WIRELESS CABLE TELEVISION, INC.


                                    By: /s/ ROBERT D. HOSTETLER
                                       ---------------------------------
                                    Name:   ROBERT D. HOSTETLER
                                    Title:  PRESIDENT & CEO
ATTEST:


- ---------------------------------
        Secretary


[CORPORATE SEAL]

                                   EXHIBIT A

           FORM OF ASSIGNMENT, ACCEPTANCE AND INTERCREDITOR AGREEMENT

               ASSIGNMENT, ACCEPTANCE AND INTERCREDITOR AGREEMENT

         THIS ASSIGNMENT, ACCEPTANCE AND INTERCREDITOR AGREEMENT (this "Assignment" or "Agreement") is dated as of _______________, 1996, and is made by and among First Union National Bank of North Carolina (the "Assignor," the "Bank" and a "Lender"), ______________________________ (the "Assignee"), First
Union National Bank of North Carolina as Agent (in such capacity, the "Agent"), and Fresno MMDS Associates (the "Borrower") with reference to that Amended and Restated Revolving Credit Agreement dated as of September 30, 1994 (the "Credit Agreement"), between the Assignor and the Borrower, amended as of June 30, 1996, by that First Amendment to Amended and Restated Revolving Credit Agreement and Reaffirmation of Guaranties and Collateral Assignments of General Partner Interest (the "First Amendment") (the Credit Agreement and the First Amendment, and all other and further amendments of the Credit Agreement are herein collectively referred to as the "Credit Agreement") (the Assignee and the Assignor, together with any other assignees of the interest of the Assignor as provided for herein and in the Credit Agreement who agree to be bound as "Lenders" under the terms of this Agreement and become parties hereto are referred to herein collectively as the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                             W I T N E S S E T H :

         WHEREAS, the Assignor is the Bank under the Credit Agreement, pursuant to which the Bank has made Revolving Credit Loans to the Borrower as provided in the Credit Agreement;

         WHEREAS, the Credit Agreement allows the Bank to assign to any Person all or any part of the Loans or the Note and all or any part of its rights thereunder and under the Collateral Documents;

         WHEREAS, the Bank proposes to assign to the Assignee the "Assigned Interests" (as defined below); and

         WHEREAS, the Lenders desire to appoint from among their number an Agent to act as specified herein and in the Credit Agreement and the Collateral Documents, and to set forth the duties and responsibilities of each of the Lenders as to the other Lenders;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Assignment. (a) Effective as of the Effective Date set forth below, the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse or warranty except as set forth herein and in the provisions of the Credit Agreement incorporated herein, from the Assignor, the Assigned Interests (as defined below). The "Assigned Interests" shall mean and consist of the respective interests set forth on SCHEDULE 1 attached hereto in the Revolving Credit Facility (as defined below) as of the Effective Date, together with any amount of unpaid interest accrued on the assigned Loans to the Effective Date and set forth on SCHEDULE 1 and any amount of Fees accrued to the Effective Date for the account of the Assignor and set forth on SCHEDULE 1. The "Revolving Credit Facility" shall mean and consist of the Revolving Credit Commitment, Revolving Credit Loans and participations in the Letter of Credit and disbursements under the Letter of Credit; it shall also mean and consist of the Note unless and until the Borrower executes and delivers new promissory notes to the Assignor and the Assignee reflective of their respective interests, and the Assignee shall be deemed to be a holder of the Note to the extent of its Assigned Interests.

         (b) All amounts payable to the Assignor hereunder shall be paid in U.S. Dollars by transfer of federal funds to the Assignor, ABA No. 053000219, Account Name GL, Account No. 4659060000191, Attention: Hilda Weathers,
Reference: Fresno MMDS Associates.

         2. Acceptance. From and after the Effective Date, (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interests, have the rights and obligations of the "Bank" thereunder and under the Collateral Documents (the defined term "Bank" as used in the Credit Agreement and the Collateral Documents shall hereafter mean and include collectively the "Lenders" as defined herein to the extent of their Assigned Interests and the Assignor to the extent of its retained interests) and (b) the Assignor shall, to the extent of the Assigned Interests, relinquish its rights and be released from its obligations under the Credit Agreement and Collateral Documents.

         3. Loans. (a) Each Loan shall be made by the Lenders ratably in accordance with their portion of the Revolving Credit Commitment; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Lender agrees that in computing such Lender's portion of any Loan to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Loan to the next higher or lower whole dollar amount.

         (b) The Agent shall promptly advise the Lenders of any notice given pursuant to Section 2.01 of the Credit Agreement of the Borrower's request for a Revolving Credit Loan and of each Lender's portion of the requested borrowing. Each Lender shall make a Loan in the amount of its pro rata portion on the proposed date thereof by wire transfer of immediately available funds to the Agent in Charlotte, North Carolina, not later than 3:00 p.m., Charlotte time.

         (c) The Agent will promptly notify each Lender of a Letter of Credit disbursement and, in the case of each Lender, its pro rata share (based on such Lender's portion of the Revolving Credit Commitment) of such Letter of Credit disbursement. Not later than 2:00 p.m.,

Charlotte time, on such date, each Lender shall make available its pro rata share of such Letter of Credit Disbursement, in Federal or other funds immediately available in Charlotte, to the Agent at its address set forth in the Credit Agreement, and the Agent will promptly make such funds available to the Assignor. The Agent will promptly remit to each Lender that shall have made such funds available its pro rata share of any amounts subsequently received by the Agent from the Borrower in respect of such Letter of Credit disbursement.

         (d) Unless the Agent shall have received notice from a Lender prior to the date of any Loan, or prior to the time of any required payment by such Lender in respect of a Letter of Credit disbursement, that such Lender will not make available to the Agent such Lender's portion of such Loan or payment, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Loan or payment as provided above, and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at the Default Rate. If such Lender shall repay to the Agent such corresponding amount in respect of a Loan, such amount shall constitute a portion of such Lender's Assigned Interests for purposes of this Agreement.

         4. Payments and Distributions. (a) The Commitment Fee and interest are payable by the Borrower in respect of the Assigned Interests as provided in the Credit Agreement. Such Commitment Fee and interest shall be payable to the Assignee only to the extent such Commitment Fee and interest, as applicable, constitute part of the Assigned Interests or accrue after the Effective Date. The Travel and Administration Fee shall not constitute part of the Assigned Interests and shall be retained by the Agent.

         (b) Notwithstanding anything to the contrary contained in this Assignment, if and when the Assignor receives or collects any payment of fees or interest which is payable to the Assignee pursuant to paragraph (a) above, the Assignor shall promptly distribute such payment to the Assignee.

         (c) Notwithstanding anything to the contrary contained in this Assignment, if and when the Assignee receives or collects any payment of fees or interest which is payable to the Assignor pursuant to Paragraph (a) above, the Assignee shall promptly distribute such payment to the Assignor.

         5. Appointment of Agent. The Lenders hereby appoint First Union National Bank of North Carolina ("First Union") as Agent to act as specified herein and in the Credit Agreement and the Collateral Documents. Each Lender hereby irrevocably authorizes the Agent to take such action on the Lender's behalf under the provisions of this Assignment, the Credit Agreement, the Collateral Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof or thereof and such other powers as are reasonably incidental thereto. Once First Union is no longer the Agent or a Lender hereunder, American Telecasting, Inc. ("ATI") shall have the right either to serve as the Agent or to appoint the successor Agent.

         6. Nature of Duties. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Credit Agreement and the Collateral Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any of the Lenders for any action taken or omitted by them as such hereunder or under the Credit Agreement or any Collateral Document or in connection herewith or therewith, unless resulting from their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not, by reason of this Agreement, the Credit Agreement or any Collateral Document, have a fiduciary relationship in respect of any Lender; and nothing in this Agreement, the Credit Agreement or any Collateral Document, expressed or implied, shall impose upon the Agent any duties, obligations or liabilities in respect of this Agreement, the Credit Agreement or any Collateral Document except as expressly set forth herein or therein.

         7. Delegation of Duties. (a) In case of litigation relating to this Agreement, the Credit Agreement or any Collateral Document, and in particular in case of the enforcement thereof upon an Event of Default, or in case the Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein or therein granted to the Agent or take any other action which may be desirable or necessary in connection therewith, the Agent, with the written consent of the Lenders then holding more than sixty percent (60%) of the aggregate principal amount then outstanding on the Note (except as provided below, the "Required Lenders"), may appoint an additional individual or institution as an additional agent, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, interest and lien expressed or intended by this Agreement, the Credit Agreement or the Collateral Documents to be exercised by or vested or conveyed to the Agent with respect thereto shall be exercisable by and vest in such additional agent, but only to the extent necessary to enable such additional agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such additional agent shall run to and be enforceable by either of them. Provided, however, so long as First Union National Bank of North Carolina, or its legal successors ("First Union"), is the Agent or a Lender hereunder, then the definition of "Required Lenders" for all purposes of this Agreement shall mean solely First Union. Provided, further, once First Union is no longer the Agent or a Lender hereunder, then so long as ATI or its legal successors is the Agent or a Lender hereunder, then the definition of "Required Lenders" for all purposes of this Agreement shall mean solely ATI.

         (b) Should any conveyance or instrument in writing from the Lenders be required by any additional agent so appointed by the Agent for more fully confirming to it such rights, powers, duties and obligations, any and all such conveyances and instruments shall, on the reasonable request of the Agent, be executed, acknowledged and delivered by the Lenders. In case any such additional agent or a successor shall die, dissolve, liquidate, become incapable of acting, resign or be removed, all the rights, powers, duties and obligations of such additional agent, so far as permitted by law, shall vest in and be exercised by the Agent until the appointment of a successor to such additional agent. Any such additional agent appointed by the Agent pursuant to this SECTION 7(B) may be removed by the Agent at any time, in which case all powers, rights and remedies vested in such additional agent shall again vest in the Agent as if no such appointment of additional agent had been made.

         (c) The Agent may execute any of its duties under this Agreement, the Credit Agreement or any of the Collateral Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care.

         8. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent has received written notice from the Borrower or a Lender describing such Default or Event of Default and stating that such notice is a "notice of default." Each Lender shall promptly give the Agent and each other Lender such a notice upon its actual knowledge of a Default or an Event of Default. In the event that the Agent receives such a notice from a Person other than a Lender, the Agent shall give notice thereof to the Lenders.

         9. Administration; Lack of Reliance on the Agent. (a) Each Lender expressly acknowledges that neither the Agent nor any of its Affiliates nor any officer, director, employee, agent or attorney-in-fact of any of them has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender.

         (b) Each Lender represents to the Agent and the other Lenders that it has, independently and without reliance upon the Agent and the other Lenders and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into the Credit Agreement and extend credit to the Borrower thereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and the other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower.

         (c) Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit, financial or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any other Person that may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates, whether before the making of the Loans or at any time or times thereafter.

         (d) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties in the Credit Agreement or in any Collateral Document or in any document, certificate or other writing delivered in connection therewith or for the execution, collectability, priority or sufficiency of the Credit Agreement or any Collateral Document or the financial condition of the Borrower or any other Person, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Credit Agreement or any Collateral Document, or the financial condition of the Borrower or any other Person or the existence or possible existence of any Default or Event of Default.

         10. Certain Rights of the Agent. If the Agent shall request instructions from the Lenders or the Required Lenders, as applicable, with respect to any act or action (including failure to act) in connection with this Agreement, the Credit Agreement or any Collateral Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Lenders or the Required Lenders, as applicable; and the Agent shall incur no liability to any Person by reason of so refraining. The Agent shall be fully justified in failing or refusing to take any action hereunder, under the Credit Agreement or under any Collateral Document (i) if such action would, in the opinion of the Agent, as the case may be, be contrary to law or the terms of this Agreement, the Credit Agreement or the Collateral Documents; (ii) if it shall not receive such advice or concurrence of the Lenders or the Required Lenders as it deems appropriate; or (iii) if it shall not first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent's acting or refraining from acting hereunder, under the Credit Agreement or under any Collateral Document in accordance with the instructions of the Lenders or the Required Lenders, as the case may be.

         11. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, consent, certificate, telex, teletype, or telecopier message, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for the Borrower, if not unreasonable under the circumstances), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         12. Indemnification of Agent. Each Lender shall reimburse and indemnify the Agent, in accordance with the ratio of (x) the respective principal amount of the Loans then outstanding to such Lender to (y) the outstanding aggregate principal amount of the Loans then outstanding to all of the Lenders (each Lender's "Pro Rata Share"), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and expenses) or disbursements of any kind or nature whatsoever which may at any time (including at any time following the repayment of the Loans) be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, under the Credit Agreement or under any Collateral Document or in any way relating to or arising out of this Agreement, the Credit Agreement or any Collateral Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements finally determined by a court of competent jurisdiction and not subject to any appeal, to be the result of the Agent's gross negligence or willful misconduct.

         13.     The Agent in its Individual Capacity.  With respect to the
Note issued to it, the Agent shall have the same rights and powers as any other Lender or holder of the Note or any notes issued in replacement for the Note or any portion thereof and may exercise the same as though it were not performing the agency duties specified herein; and the term "Lenders," "Required Lenders," "holder of the Note" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, issue letters of credit for the account of and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any Affiliate of the Borrower as if it were not the Agent performing the duties specified herein.

         14. Assignment of Interests in Loan. This Agreement shall be binding upon and inure to the benefit of the Agent, the Lenders and their respective successors and permitted assigns. Unless other-wise provided in the Credit Agreement, any Lender may transfer its pro rata interest in the Note and the Credit Agreement and the other Collateral Documents, provided that the transferee has agreed in writing to be bound by the terms of this Agreement as a "Lender," and provided that the Agent shall the right to approve any proposed transferee in its sole reasonable discretion. The Agent may deem and treat each of the Lenders as the owner of its pro rata interest therein for all purposes hereof unless and until a written notice of the assignment or transfer thereof, as the case may be, shall have been filed with the Agent, signed by such assignor or transferor and in form satisfactory to the Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the owner of such interest shall be conclusive and binding on any subsequent, transferee or assignee, as the case may be, of such interest.

         15. Successor Agent. The Agent may resign as Agent hereunder and under the Credit Agreement and the Collateral Documents at any time by giving twenty (20) Business Days' prior written notice to the Borrower and the Lenders. The Agent may be removed, with or without cause, by the Required Lenders at any time by giving twenty (20) Business Days' prior written notice to the Borrower, the Agent and the other Lenders. Such resignation or removal, as the case may be, shall take effect upon the appointment of a successor Agent as provided herein below. Upon any such notice of resignation or removal, as the case may be, the Required

Lenders shall appoint from among the Lenders a successor Agent hereunder. If no successor Agent is appointed prior to the expiration of the notice period for the resignation of the Agent, the Agent may appoint, after consulting with the Lenders, a successor Agent from among the Lenders. Upon the written acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement, the Credit Agreement and the Collateral Documents. After any retiring Agent's resignation or removal, as the case may be, as Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. The resignation or removal of the Agent shall not in any way affect the former Agent's status as a Lender hereunder or under the Credit Agreement.

         16. Reimbursement. Each of the Lenders agrees to promptly reimburse the Agent in an amount equal to such Lender's Pro Rata Share of any expenses incurred by the Agent, including reasonable attorneys' fees, in connection with the preparation, administration, modification, or enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Credit Agreement, any Collateral Document, or any document contemplated by or referred to herein, to the extent the Agent is not reimbursed for any such expenses by the Borrower within ten (10) Business Days after demand by the Agent. If any amounts so paid to the Agent by the Lenders are subsequently paid to the Agent by or on behalf of the Borrower, the Agent shall promptly upon its receipt of any such amounts distribute the same to the Lenders in the same proportion as such amounts were originally paid by the Lenders to the Agent.

         17. Waiver of Default. Upon the Agent's obtaining actual knowledge of an Event of Default, the Agent shall notify the Lenders of the existence and the nature of such Event of Default and shall poll the Lenders to determine whether such Event of Default should be waived. The Agent shall be authorized to waive an Event of Default on behalf of the Lenders and shall waive such Event of Default if directed to do so by the Required Lenders in writing. The Agent shall promptly commence such enforcement proceedings and shall exercise such of its other rights and remedies under this Agreement, the Credit Agreement, the Collateral Documents and applicable law as it deems appropriate (or as directed by the Required Lenders) if the Agent is so directed in writing by the Required Lenders. Unless so directed in writing as described in the preceding sentence, it is agreed by the Lenders and the Agent that the Agent shall not commence enforcement proceedings or exercise any of such rights and remedies. Upon commencement of enforcement proceedings or the exercise of any such rights and remedies, the Required Lenders may direct the Agent to take action lawfully available to the Agent under the Credit Agreement and the Collateral Documents but, unless the Agent shall first be indemnified to its satisfaction by the Lenders requesting or acquiescing in any such action for any liability and expense that might result therefrom, the Agent shall not be required to, and shall be fully justified in failing or refusing to, take any action that the Agent in good faith believes is or may be contrary to law or to the terms of the Credit Agreement or the Collateral Documents or may subject the Agent to liability. Notwithstanding the foregoing, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to a Default or Event of Default as it shall reasonably deem in the best interests of the Lenders.

         18. Amendment of Documents. Except as otherwise specifically set forth in the Credit Agreement, the Agent is authorized to consent to any waiver, amendment or modification of this Agreement, the Credit Agreement or any Collateral Document with the consent of the Required Lenders; provided, however, that no such waiver, amendment or modification shall, without the consent of all Lenders (i) forgive or release any of the Obligations or any obligations of any Person now or hereafter primarily or contingently liable with respect to the Obligations; (ii) extend the scheduled maturity of the Loan or extend the time of payment of any of the Obligations; (iii) reduce the rate of interest on the Loans or any fees relating to the Loans; (iv) change the definition of the term "Required Lenders"; (v) amend, modify or waive any provisions of this SECTION 18; (vi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under the Credit Agreement or any obligations of any Person now or hereafter primarily or contingently liable with respect to the Obligations; or (vii) change any provisions governing the amounts or procedures for determining amounts to be disbursed to the Lenders upon payment by the Borrower. No provision that affects the rights or duties of the Agent under this Agreement, the Credit Agreement or any Collateral Document may be amended without the prior written consent of the Agent.

         19. Invalidated Payments. If any amounts distributed by the Agent to a Lender are subsequently returned or repaid by the Agent to the Borrower or the representative or successor in interest of the Borrower, whether by court order or by settlement approved by the Lender in question, such Lender shall, promptly upon its receipt of notice thereof from the Agent, pay the Agent such amount. If any such amounts are recovered by the Agent from the Borrower or the representative or successor in interest of the Borrower, the Agent shall redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed. The obligations of the Lenders and the Agent under this SECTION 19 shall survive the repayment of the Note and the termination of the Credit Agreement and the Collateral Documents.

         20. Effect of Lender's Noncompliance. The failure of any Lender to perform any of its obligations under the Credit Agreement, this Agreement or any of the Collateral Documents, including, without limitation, the failure of a Lender to pay to the Agent any amounts due to the Agent, shall not relieve any other Lender of its obligations under this Agreement, the Credit Agreement, or any Collateral Document.

         21. Agreement to Cooperate. Each Lender agrees to cooperate fully with each other Lender, to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Each Lender also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable, to effectuate the terms, provisions and the intent of this Agreement, the Credit Agreement and the Collateral Documents.

         22. Independent Actions by Lenders. Each Lender agrees that it shall not, unless specifically requested to do so by the Agent, commence or cause to be commenced against the Borrower, any enforcement proceeding with respect to the Loan.

         23. Adjustments. If, at any time or times hereafter, any Lender shall receive a payment under the Credit Agreement or the Note (including, without limitation any voluntary payment, realization upon security, exercise of the right of set off or banker's lien, counterclaim or cross action, enforcement of any right under the Credit Agreement or any of the Collateral Documents, but not including payments by the Borrower to individual Lenders or the Agent as payment or reimbursement for out-of-pocket expenses payable or reimbursable by the Borrower under the Credit Agreement or the Collateral Documents, and not including payments to First Union to which First Union is entitled as a senior creditor under any subordination agreement with any other Lender), which, together with such payments received by the other Lenders (the "total payment"), is in excess of such Lender's Pro Rata Share of the total payment, such Lender shall promptly purchase for cash, without recourse or warranty from the other Lenders, such participations in the Loans made by the other Lenders as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase of participations shall be rescinded and the purchase price restored ratably to the extent of such recovery, but without interest.

         24. Indemnification of Lenders. Each Lender (but subject to any subordination agreement between First Union and any other Lender) agrees to indemnify each other Lender (to the extent not reimbursed by the Borrower), ratably according to such Lender's Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such other Lender in any way relating to or arising out of any action taken or omitted by such Lender under this Agreement, the Credit Agreement, or any Collateral Document at the request or direction of the Agent, where the Agent, in making such request or direction, was acting within the authority granted to the Agent in this Agreement.

         25. No Third-Party Beneficiary. This Agreement is for the benefit of the Lenders, and neither the Borrower nor any Person other than the Lenders and the Agent shall have any rights or remedies in connection with this Agreement, or be entitled to raise as a defense or rely upon in any manner whatsoever the failure of Agent or any Lender to comply with the provisions of this Agreement.

         26. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and delivered as provided in the Credit Agreement or on SCHEDULE 1 hereto as to additional Lenders.

         27. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina without regard to principles of conflicts of laws.

         28. Captions. The captions or headings in this Agreement are for convenience only and are not to affect the interpretation or construction of this Agreement.

         29. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document.




                    [remainder of page intentionally blank;
                      signatures begin on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA, as Assignor and as a Lender


                                   BY:
                                      ------------------------------
                                   TITLE:
                                         ---------------------------


                                   FIRST UNION NATIONAL BANK OF NORTH
                                   CAROLINA, as Agent


                                   BY:
                                      ------------------------------
                                   TITLE:
                                         ---------------------------


                                   [NAME OF ASSIGNEE], as Assignee and as a Lender


                                   BY:
                                      ------------------------------
                                   TITLE:
                                         ---------------------------


                                   FRESNO MMDS ASSOCIATES, as Borrower


                                   BY:
                                      ------------------------------
                                   TITLE:
                                         ---------------------------

                                   SCHEDULE 1


1.       Date of Assignment:

2.       Legal Name of Assignor:

3.       Legal Name of Assignee:

4.       Assignee's Address and Telecopy Number for Notices:

5.       Effective Date of Assignment and Acceptance:              , 199
                                                      -------------     -----

6.       Assigned Interests:



                                             PERCENTAGE
                          PRINCIPAL          AND COMMITMENT THEREUNDER
                          ASSIGNED           Represented by Assigned Interest
                          --------           --------------------------------
REVOLVING                 $                            %
FACILITY

ACCRUED                   $                            %
AND UNPAID
INTEREST
ASSIGNED
(IF ANY)

FEES                      $                            %
ASSIGNED
(IF ANY)


7.       AGGREGATE ASSIGNMENT PAYMENT: $
                                        -------------

                                  EXHIBIT B


                       FORM OF SUBORDINATION AGREEMENT

                            SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of __________________________, 19___, by _________________________
________________ (the "Subordinated Creditor") and FRESNO MMDS ASSOCIATES, a California general partnership (the "Borrower"), in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking institution (the "Bank").

                                   RECITALS:

         A. The Borrower is or will become simultaneously herewith indebted to the Subordinated Creditor by way of assignment(s) from the Bank of certain of the Borrower's obligations to the Bank (the "Assigned Interests"), and the Borrower may hereafter from time to time become obligated to the Subordinated Creditor in further amounts whether by (i) subordinated loan(s) consented to by the Bank (the "New Debt") or (ii) additional Assigned Interests from the Bank (all such indebtedness and any and all amendments, modifications, replacements, substitutions and supplements thereto and any renewals and extensions thereof, including the principal, interest, fees, costs, expenses and attorneys' fees thereon, whether now existing or hereinafter arising and whether created directly or acquired by assignment or otherwise, is collectively referred to as the "Subordinated Debt").

         B. The Borrower and the Bank are party to that Amended and Restated Revolving Credit Agreement dated as of September 30, 1994 (the "Credit Agreement"), as amended the date hereof by that First Amendment to Amended and Restated Revolving Credit Agreement and Reaffirmation of Guaranties and Collateral Assignments of General Partner Interest (the "First Amendment"), and the Borrower is currently, without giving effect to the First Amendment, in default of certain of its obligations to the Bank thereunder.

         C. In connection with the waiver of the defaults of the Borrower under the Credit Agreement and the other accommodations of the Bank to Borrower as contained in the First Amendment, the Subordinated Creditor has agreed to subordinate its rights against the Borrower and interests in the Borrower's property to the Bank as hereinafter provided.

         D. It is a condition precedent and subsequent to the agreements of the Bank set forth in the First Amendment that the Subordinated Creditor enter into this Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged by the Subordinated Creditor, and to induce the Bank to make financial accommodation to the Borrower, the Subordinated Creditor and the Borrower hereby agree as follows:

         SECTION 1. Agreement to Subordinate Debt. The Subordinated Creditor agrees that the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all obligations of the Borrower to the

Bank now or hereafter existing under all credit, overdraft, letter of credit, acceptance or other facilities extended by the Bank to the Borrower or successor entity thereto, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in SECTION 4(A)), fees, expenses or otherwise (all such obligations being the "Senior Obligations").

         SECTION 2. Agreement to Subordinate Liens. The Subordinated Creditor hereby agrees that any existing and future liens in favor of the Subordinated Creditor encumbering any real and/or personal property of the Borrower securing the Subordinated Debt (collectively, the "Subordinate Liens") be, and hereby are made subordinate, junior and postponed in priority, operation and effect to the priority, operation and effect of any and all existing and future liens in favor of the Bank encumbering any real and/or personal property of the Borrower (collectively, the "Senior Liens"), notwithstanding the perfection of, order of perfection of, or failure to perfect any Senior Lien, or the filing or recording, order of filing or recording, or failure to file or record any instrument or other document in any filing or recording office in any jurisdiction. The Subordinated Creditor hereby agrees that, as between the Bank and the Subordinated Creditor, any Senior Liens in favor of the Bank are senior in priority, operation and effect to the priority, operation and effect of any and all Subordinate Liens, notwithstanding the perfection of, order of perfection of, or failure to perfect of any Senior Lien, or the filing or recording, order of filing or recording, or failure to file or record any instrument or other document in any filing or recording office in any jurisdiction.

         SECTION 3. No Payment on Subordinated Debt. During the term of this Agreement the Subordinated Creditor agrees not to ask, demand, sue for, take or receive from the Borrower, and the Borrower agrees to not so pay, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any of the Subordinated Debt unless and until the Senior Obligations shall have been paid in full and all documentation regarding the Senior Obligations has been canceled and terminated or assigned to the Subordinated Creditor; provided, however, so long as no Default or Event of Default under the Amended and Restated Revolving Credit Agreement between the Borrower and the Bank as of September 30, 1996, as thereafter amended, shall have occurred and not been waived in writing by the Bank, then the Subordinated Creditor shall have the right to receive interest payments on the Assigned Interests.

         SECTION 4. In Furtherance of Subordination. The Subordinated Creditor agrees as follows:

                 (a) Upon any distribution of all or any of the assets of the Borrower to creditors of the Borrower upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Bank for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full or assigned and all documentation regarding the Senior Obligations has been canceled and terminated or assigned.

                 (b) If any proceeding referred to in subsection (a) above is commenced by or against the Borrower:

                          (i) the Bank is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Bank hereunder; and

                          (ii) the Subordinated Creditor shall duly and promptly take such action as the Bank reasonably may request (A) to collect the Subordinated Debt for the account of the Bank and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Bank such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

                 (c) All payments or distributions upon or with respect to the Subordinated Debt which are received by the Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Bank, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to the Bank in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations in accordance with their terms.

                 (d) The Bank is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                 (e) In the event that amounts received by the Bank in payment of the Senior Obligations are subsequently required to be repaid to the Borrower or otherwise forfeited or refunded to a receiver, trustee, bankruptcy estate or otherwise, or the Bank agrees to repay any such amounts to the Borrower as part of a good faith compromise settlement of pending or threatened claims, and the Subordinated Creditor has received any payment on the Subordinated Debt in accordance with the priorities established hereunder, (i) the Senior Obligations shall be reinstated to the extent of any such repayment and shall be senior in right of priority and payment to the Subordinated Debt and (ii) the Subordinated Creditor shall pay over to the Bank all amounts received in payment of the Subordinated Debt, up to the amount of any deficiency in payment in full of the Senior Obligations as a result of such repayment to the Borrower.

         SECTION 5. No Commencement of Any Proceeding. The Subordinated Creditor agrees that, so long as any of the Senior Obligations shall remain unpaid, it will not commence, or join with any creditor other than the Bank in commencing, any proceeding referred to in SECTION 4(A).

         SECTION 6. Rights of Subrogation. The Borrower and the Subordinated Creditor agree that no payment or distribution to the Bank pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been finally paid or assigned in full and all documentation regarding the Senior Obligations has been canceled and terminated or assigned, at which point the Subordinated Creditor's rights of subrogation shall automatically be restored.

         SECTION 7. Further Assurances. The Subordinated Creditor and the Borrower will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder.

         SECTION 8. No Change in or Disposition of Subordinated Debt. The Subordinated Creditor will not without the consent of the Bank:

                 (a) cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof paid to the Bank as contemplated by SECTION 4) or subordinate any of the Subordinated Debt to any indebtedness of the Borrower other than the Senior Obligations;

                 (b) Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement; or

                 (c) Permit the terms of any of the Subordinated Debt to be changed, convert the Subordinated Debt to equity or receive any guarantees of the Subordinated Debt so as to have an adverse effect upon the rights or interests of the Bank hereunder.

         SECTION 9. Senior Obligations Hereunder Not Affected. All rights and interests of the Bank hereunder, and all agreements and obligations of the Subordinated Creditor under this Agreement, shall remain in full force and effect irrespective of:

                 (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating to or evidencing credit or financial accommodations provided by the Bank to the Borrower;

                 (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment, restructure, forbearance or waiver of or any consent to departure from any agreement or instrument relating to or evidencing credit provided by the Bank to the Borrower;

                 (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

                 (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a Subordinated Creditor.

This is a continuing agreement of subordination and shall continue to be effective and binding on the Subordinated Creditor until all Senior Obligations and extensions or renewals thereof shall have been fully discharged.

         SECTION 10. Waiver; Liquidation of Certain Collateral. The Subordinated Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement and any requirement that the Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Subordinated Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and delivered by U.S. Mail, postage prepaid, return receipt requested or by hand delivery, to the following addresses:

As to the Subordinated Creditor:

As to the Borrower:


                          Fresno MMDS Associates
                          c/o American Telecasting, Inc.
                          5575 Tech Center Drive, Suite 300
                          Colorado Springs, Colorado 80919
                          Attention:  Mr. Terry J. Holmes
                          Telecopy Number (719) 260-5010


As to the Bank:

                          First Union National Bank of North Carolina
                          One First Union Center TW-19
                          Charlotte, North Carolina 28288-0735
                          Attention:  Specialized Industries/Communications
                          Telecopy Number: (704) 374-4092


or such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States mails or upon delivery by hand.

         SECTION 13. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 14. Continuing Agreement. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Senior Obligations shall have been finally paid in full or assigned by the Bank and all documentation regarding the Senior Obligations has been canceled and terminated or assigned by the Bank; (ii) be binding upon the Subordinated Creditor and its successors, transferees and assigns; and (iii) inure to the benefit of and be enforceable by the Bank and its legal successors.

         SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina without regard to principles of conflicts of laws nor domicile of the parties.

         SECTION 16. Captions. The captions or headings in this Agreement are for convenience only and are not to affect the interpretation or construction of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                               SUBORDINATED CREDITOR:
                                               ---------------------


                                               ------------------------------



                                               By
                                                   --------------------------
                                               Name:
                                               Title:


                                               BORROWER:


                                               FRESNO MMDS ASSOCIATES (SEAL)


                                               By
                                                   --------------------------
                                               Name:
                                               Title:

                            SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of June 30, 1996, by AMERICAN TELECASTING, INC. (the "Subordinated Creditor") and FRESNO MMDS ASSOCIATES, a California general partnership (the "Borrower"), in favor of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking institution (the "Bank").

                                   RECITALS:

         A. The Borrower is or will become simultaneously herewith indebted to the Subordinated Creditor by way of assignment(s) from the Bank of certain of the Borrower's obligations to the Bank (the "Assigned Interests"), and the Borrower may hereafter from time to time become obligated to the Subordinated Creditor in further amounts whether by (i) subordinated loan(s) consented to by the Bank (the "New Debt") or (ii) additional Assigned Interests from the Bank (all such indebtedness and any and all amendments, modifications, replacements, substitutions and supplements thereto and any renewals and extensions thereof, including the principal, interest, fees, costs, expenses and attorneys' fees thereon, whether now existing or hereinafter arising and whether created directly or acquired by assignment or otherwise, is collectively referred to as the "Subordinated Debt").

         B. The Borrower and the Bank are party to that Amended and Restated Revolving Credit Agreement dated as of September 30, 1994 (the "Credit Agreement"), as amended the date hereof by that First Amendment to Amended and Restated Revolving Credit Agreement and Reaffirmation of Guaranties and Collateral Assignments of General Partner Interest (the "First Amendment"), and the Borrower is currently, without giving effect to the First Amendment, in default of certain of its obligations to the Bank thereunder.

         C. In connection with the waiver of the defaults of the Borrower under the Credit Agreement and the other accommodations of the Bank to Borrower as contained in the First Amendment, the Subordinated Creditor has agreed to subordinate its rights against the Borrower and interests in the Borrower's property to the Bank as hereinafter provided.

         D. It is a condition precedent and subsequent to the agreements of the Bank set forth in the First Amendment that the Subordinated Creditor enter into this Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged by the Subordinated Creditor, and to induce the Bank to make financial accommodation to the Borrower, the Subordinated Creditor and the Borrower hereby agree as follows:

         SECTION 1. Agreement to Subordinate Debt. The Subordinated Creditor agrees that the Subordinated Debt is and shall be subordinate, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all obligations of the Borrower to the Bank now or hereafter existing under all credit, overdraft, letter of credit, acceptance or other facilities extended by the Bank to the Borrower or successor entity thereto, whether for principal, interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in SECTION 4(A)), fees, expenses or otherwise (all such obligations being the "Senior Obligations").

         SECTION 2. Agreement to Subordinate Liens. The Subordinated Creditor hereby agrees that any existing and future liens in favor of the Subordinated Creditor encumbering any real and/or personal property of the Borrower securing the Subordinated Debt (collectively, the "Subordinate Liens") be, and hereby are made subordinate, junior and postponed in priority, operation and effect to the priority, operation and effect of any and all existing and future liens in favor of the Bank encumbering any real and/or personal property of the Borrower (collectively, the "Senior Liens"), notwithstanding the perfection of, order of perfection of, or failure to perfect any Senior Lien, or the filing or recording, order of filing or recording, or failure to file or record any instrument or other document in any filing or recording office in any jurisdiction. The Subordinated Creditor hereby agrees that, as between the Bank and the Subordinated Creditor, any Senior Liens in favor of the Bank are senior in priority, operation and effect to the priority, operation and effect of any and all Subordinate Liens, notwithstanding the perfection of, order of perfection of, or failure to perfect of any Senior Lien, or the filing or recording, order of filing or recording, or failure to file or record any instrument or other document in any filing or recording office in any jurisdiction.

         SECTION 3. No Payment on Subordinated Debt. During the term of this Agreement the Subordinated Creditor agrees not to ask, demand, sue for, take or receive from the Borrower, and the Borrower agrees to not so pay, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral), payment of all or any of the Subordinated Debt unless and until the Senior Obligations shall have been paid in full and all documentation regarding the Senior Obligations has been canceled and terminated or assigned to the Subordinated Creditor; provided, however, so long as no Default or Event of Default under the Amended and Restated Revolving Credit Agreement between the Borrower and the Bank as of September 30, 1996, as thereafter amended, shall have occurred and not been waived in writing by the Bank, then the Subordinated Creditor shall have the right to receive interest payments on the Assigned Interests.

         SECTION 4. In Furtherance of Subordination. The Subordinated Creditor agrees as follows:

                 (a) Upon any distribution of all or any of the assets of the Borrower to creditors of the Borrower upon the dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Borrower or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Borrower or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Debt shall be paid or delivered directly to the Bank for application (in the case of cash) to or as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations until the Senior Obligations shall have been paid in full or assigned and all documentation regarding the Senior Obligations has been canceled and terminated or assigned.

                 (b) If any proceeding referred to in subsection (a) above is commenced by or against the Borrower:

                          (i) the Bank is hereby irrevocably authorized and empowered (in its own name or in the name of the Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Bank hereunder; and

                          (ii) the Subordinated Creditor shall duly and promptly take such action as the Bank reasonably may request (A) to collect the Subordinated Debt for the account of the Bank and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Bank such powers of attorney, assignments, or other instruments as it may request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt, and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

                 (c) All payments or distributions upon or with respect to the Subordinated Debt which are received by the Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Bank, shall be segregated from other funds and property held by the Subordinated Creditor and shall be forthwith paid over to the Bank in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of non-cash property or securities) for the payment or prepayment of the Senior Obligations in accordance with their terms.

                 (d) The Bank is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it. The Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                 (e) In the event that amounts received by the Bank in payment of the Senior Obligations are subsequently required to be repaid to the Borrower or otherwise forfeited or refunded to a receiver, trustee, bankruptcy estate or otherwise, or the Bank agrees to repay any such amounts to the Borrower as part of a good faith compromise settlement of pending or threatened claims, and the Subordinated Creditor has received any payment on the Subordinated

Debt in accordance with the priorities established hereunder, (i) the Senior Obligations shall be reinstated to the extent of any such repayment and shall be senior in right of priority and payment to the Subordinated Debt and (ii) the Subordinated Creditor shall pay over to the Bank all amounts received in payment of the Subordinated Debt, up to the amount of any deficiency in payment in full of the Senior Obligations as a result of such repayment to the Borrower.

         SECTION 5. No Commencement of Any Proceeding. The Subordinated Creditor agrees that, so long as any of the Senior Obligations shall remain unpaid, it will not commence, or join with any creditor other than the Bank in commencing, any proceeding referred to in SECTION 4(A).

         SECTION 6. Rights of Subrogation. The Borrower and the Subordinated Creditor agree that no payment or distribution to the Bank pursuant to the provisions of this Agreement shall entitle the Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Obligations shall have been finally paid or assigned in full and all documentation regarding the Senior Obligations has been canceled and terminated or assigned, at which point the Subordinated Creditor's rights of subrogation shall automatically be restored.

         SECTION 7. Further Assurances. The Subordinated Creditor and the Borrower will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder.

         SECTION 8. No Change in or Disposition of Subordinated Debt. The Subordinated Creditor will not without the consent of the Bank:

                 (a) cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof paid to the Bank as contemplated by SECTION 4) or subordinate any of the Subordinated Debt to any indebtedness of the Borrower other than the Senior Obligations;

                 (b) Sell, assign, pledge, encumber or otherwise dispose of any of the Subordinated Debt unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement; or

                 (c) Permit the terms of any of the Subordinated Debt to be changed, convert the Subordinated Debt to equity or receive any guarantees of the Subordinated Debt so as to have an adverse effect upon the rights or interests of the Bank hereunder.

         SECTION 9. Senior Obligations Hereunder Not Affected. All rights and interests of the Bank hereunder, and all agreements and obligations of the Subordinated Creditor under this Agreement, shall remain in full force and effect irrespective of:

                 (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating to or evidencing credit or financial accommodations provided by the Bank to the Borrower;

                 (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any other amendment, restructure, forbearance or waiver of or any consent to departure from any agreement or instrument relating to or evidencing credit provided by the Bank to the Borrower;

                 (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Obligations; or

                 (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a Subordinated Creditor.

This is a continuing agreement of subordination and shall continue to be effective and binding on the Subordinated Creditor until all Senior Obligations and extensions or renewals thereof shall have been fully discharged.

         SECTION 10. Waiver; Liquidation of Certain Collateral. The Subordinated Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement and any requirement that the Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

         SECTION 11. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Subordinated Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 12. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and delivered by U.S. Mail, postage prepaid, return receipt requested or by hand delivery, to the following addresses:

As to the Subordinated Creditor:

                          American Telecasting, Inc.
                          5575 Tech Center Drive, Suite 300
                          Colorado Springs, Colorado 80919
                          Attention:  President
                          Telecopy Number (719) 260-5010

As to the Borrower:

                          Fresno MMDS Associates
                          c/o American Telecasting, Inc.
                          5575 Tech Center Drive, Suite 300
                          Colorado Springs, Colorado 80919
                          Attention:  Mr. Terry J. Holmes
                          Telecopy Number (719) 260-5010

As to the Bank:

                          First Union National Bank of North Carolina
                          One First Union Center TW-19
                          Charlotte, North Carolina 28288-0735
                          Attention:  Specialized Industries/Communications
                          Telecopy Number: (704) 374-4092

or such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices shall be deemed to have been validly served, given or delivered three (3) days after deposit in the United States mails or upon delivery by hand.

         SECTION 13. No Waiver; Remedies. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 14. Continuing Agreement. This Agreement is a continuing agreement and shall (i) remain in full force and effect until the Senior Obligations shall have been finally paid in full or assigned by the Bank and all documentation regarding the Senior Obligations has been canceled and terminated or assigned by the Bank; (ii) be binding upon the Subordinated Creditor and its successors, transferees and assigns; and (iii) inure to the benefit of and be enforceable by the Bank and its legal successors.

         SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina without regard to principles of conflicts of laws nor domicile of the parties.

         SECTION 16. Captions. The captions or headings in this Agreement are for convenience only and are not to affect the interpretation or construction of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.

                               SUBORDINATED CREDITOR:

                               AMERICAN TELECASTING, INC.


                               By  /s/ ROBERT D. HOSTETLER
                                   ------------------------------------------
                               Name:   ROBERT D. HOSTETLER
                               Title:  PRESIDENT & CEO


                               BORROWER:

                               FRESNO MMDS ASSOCIATES (SEAL)

                               By  /s/ TERRY J. HOLMES
                                   -------------------------------------
                               Name:   TERRY J. HOLMES
                               Title:  MANAGING DIRECTOR

               ASSIGNMENT, ACCEPTANCE AND INTERCREDITOR AGREEMENT

         THIS ASSIGNMENT, ACCEPTANCE AND INTERCREDITOR AGREEMENT (this "Assignment" or "Agreement") is dated as of July 18, 1996, and is made by and among First Union National Bank of North Carolina (the "Assignor," the "Bank" and a "Lender"), American Telecasting, Inc. (the "Assignee"), First Union National Bank of North Carolina as Agent (in such capacity, the "Agent"), and Fresno MMDS Associates (the "Borrower") with reference to that Amended and Restated Revolving Credit Agreement dated as of September 30, 1994 (the "Credit Agreement"), between the Assignor and the Borrower, amended as of June 30, 1996, by that First Amendment to Amended and Restated Revolving Credit Agreement and Reaffirmation of Guaranties and Collateral Assignments of General Partner Interest (the "First Amendment") (the Credit Agreement and the First Amendment, and all other and further amendments of the Credit Agreement are herein collectively referred to as the "Credit Agreement") (the Assignee and the Assignor, together with any other assignees of the interest of the Assignor as provided for herein and in the Credit Agreement who agree to be bound as "Lenders" under the terms of this Agreement and become parties hereto are referred to herein collectively as the "Lenders"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                             W I T N E S S E T H :

         WHEREAS, the Assignor is the Bank under the Credit Agreement, pursuant to which the Bank has made Revolving Credit Loans to the Borrower as provided in the Credit Agreement;

         WHEREAS, the Credit Agreement allows the Bank to assign to any Person all or any part of the Loans or the Note and all or any part of its rights thereunder and under the Collateral Documents;

         WHEREAS, the Bank proposes to assign to the Assignee the "Assigned Interests" (as defined below); and

         WHEREAS, the Lenders desire to appoint from among their number an Agent to act as specified herein and in the Credit Agreement and the Collateral Documents, and to set forth the duties and responsibilities of each of the Lenders as to the other Lenders;

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Assignment. (a) Effective as of the Effective Date set forth below, the Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse or warranty except as set forth herein and in the provisions of the

Credit Agreement incorporated herein, from the Assignor, the Assigned Interests (as defined below). The "Assigned Interests" shall mean and consist of the respective interests set forth on SCHEDULE 1 attached hereto in the Revolving Credit Facility (as defined below) as of the Effective Date, together with any amount of unpaid interest accrued on the assigned Loans to the Effective Date and set forth on SCHEDULE 1 and any amount of Fees accrued to the Effective Date for the account of the Assignor and set forth on SCHEDULE 1. The "Revolving Credit Facility" shall mean and consist of the Revolving Credit Commitment, Revolving Credit Loans and participations in the Letter of Credit and disbursements under the Letter of Credit; it shall also mean and consist of the Note unless and until the Borrower executes and delivers new promissory notes to the Assignor and the Assignee reflective of their respective interests, and the Assignee shall be deemed to be a holder of the Note to the extent of its Assigned Interests.

         (b) All amounts payable to the Assignor hereunder shall be paid in U.S. Dollars by transfer of federal funds to the Assignor, ABA No. 053000219, Account Name GL, Account No. 4659060000191, Attention: Hilda Weathers,
Reference: Fresno MMDS Associates.

         2. Acceptance. From and after the Effective Date, (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interests, have the rights and obligations of the "Bank" thereunder and under the Collateral Documents (the defined term "Bank" as used in the Credit Agreement and the Collateral Documents shall hereafter mean and include collectively the "Lenders" as defined herein to the extent of their Assigned Interests and the Assignor to the extent of its retained interests) and (b) the Assignor shall, to the extent of the Assigned Interests, relinquish its rights and be released from its obligations under the Credit Agreement and Collateral Documents.

         3. Loans. (a) Each Loan shall be made by the Lenders ratably in accordance with their portion of the Revolving Credit Commitment; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Each Lender agrees that in computing such Lender's portion of any Loan to be made hereunder, the Agent may, in its discretion, round each Lender's percentage of such Loan to the next higher or lower whole dollar amount.

         (b) The Agent shall promptly advise the Lenders of any notice given pursuant to Section 2.01 of the Credit Agreement of the Borrower's request for a Revolving Credit Loan and of each Lender's portion of the requested borrowing. Each Lender shall make a Loan in the amount of its pro rata portion on the proposed date thereof by wire transfer of immediately available funds to the Agent in Charlotte, North Carolina, not later than 3:00 p.m., Charlotte time.

         (c) The Agent will promptly notify each Lender of a Letter of Credit disbursement and, in the case of each Lender, its pro rata share (based on such Lender's portion of the Revolving Credit Commitment) of such Letter of Credit disbursement. Not later than 2:00 p.m., Charlotte time, on such date, each Lender shall make available its pro rata share of such Letter of Credit Disbursement, in Federal or other funds immediately available in Charlotte, to the Agent at its address set forth in the Credit Agreement, and the Agent will promptly make such funds available to the Assignor. The Agent will promptly remit to each Lender that shall have made such funds available its pro rata share of any amounts subsequently received by the Agent from the Borrower in respect of such Letter of Credit disbursement.

         (d) Unless the Agent shall have received notice from a Lender prior to the date of any Loan, or prior to the time of any required payment by such Lender in respect of a Letter of Credit disbursement, that such Lender will not make available to the Agent such Lender's portion of such Loan or payment, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Loan or payment as provided above, and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent at the Default Rate. If such Lender shall repay to the Agent such corresponding amount in respect of a Loan, such amount shall constitute a portion of such Lender's Assigned Interests for purposes of this Agreement.

         4. Payments and Distributions. (a) The Commitment Fee and interest are payable by the Borrower in respect of the Assigned Interests as provided in the Credit Agreement. Such Commitment Fee and interest shall be payable to the Assignee only to the extent such Commitment Fee and interest, as applicable, constitute part of the Assigned Interests or accrue after the Effective Date. The Travel and Administration Fee shall not constitute part of the Assigned Interests and shall be retained by the Agent.

         (b) Notwithstanding anything to the contrary contained in this Assignment, if and when the Assignor receives or collects any payment of fees or interest which is payable to the Assignee pursuant to paragraph (a) above, the Assignor shall promptly distribute such payment to the Assignee.

         (c) Notwithstanding anything to the contrary contained in this Assignment, if and when the Assignee receives or collects any payment of fees or interest which is payable to the Assignor pursuant to Paragraph (a) above, the Assignee shall promptly distribute such payment to the Assignor.

         5. Appointment of Agent. The Lenders hereby appoint First Union National Bank of North Carolina ("First Union") as Agent to act as specified herein and in the Credit Agreement and the Collateral Documents. Each Lender hereby irrevocably authorizes the Agent to take such action on the Lender's behalf under the provisions of this Assignment, the Credit Agreement, the Collateral Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof or thereof and such other powers as are reasonably incidental thereto. Once First Union is no longer the Agent or a Lender hereunder, American Telecasting, Inc. ("ATI") shall have the right either to serve as the Agent or to appoint the successor Agent.

         6. Nature of Duties. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Credit Agreement and the Collateral Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any of the Lenders for any action taken or omitted by them as such hereunder or under the Credit Agreement or any Collateral Document or in connection herewith or therewith, unless resulting from their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not, by reason of this Agreement, the Credit Agreement or any Collateral Document, have a fiduciary relationship in respect of any Lender; and nothing in this Agreement, the Credit Agreement or any Collateral Document, expressed or implied, shall impose upon the Agent any duties, obligations or liabilities in respect of this Agreement, the Credit Agreement or any Collateral Document except as expressly set forth herein or therein.

         7. Delegation of Duties. (a) In case of litigation relating to this Agreement, the Credit Agreement or any Collateral Document, and in particular in case of the enforcement thereof upon an Event of Default, or in case the Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein or therein granted to the Agent or take any other action which may be desirable or necessary in connection therewith, the Agent, with the written consent of the Lenders then holding more than sixty percent (60%) of the aggregate principal amount then outstanding on the Note (except as provided below, the "Required Lenders"), may appoint an additional individual or institution as an additional agent, in which event each and every remedy, power, right, claim, demand, cause of action, immunity, interest and lien expressed or intended by this Agreement, the Credit Agreement or the Collateral Documents to be exercised by or vested or conveyed to the Agent with respect thereto shall be exercisable by and vest in such additional agent, but only to the extent necessary to enable such additional agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such additional agent shall run to and be enforceable by either of them. Provided, however, so long as First Union National Bank of North Carolina, or its legal successors ("First Union"), is the Agent or a Lender hereunder, then the definition of "Required Lenders" for all purposes of this Agreement shall mean solely First Union. Provided, further, once First Union is no longer the Agent or a Lender hereunder, then so long as ATI or its legal successors is the Agent or a Lender hereunder, then the definition of "Required Lenders" for all purposes of this Agreement shall mean solely ATI.

         (b) Should any conveyance or instrument in writing from the Lenders be required by any additional agent so appointed by the Agent for more fully confirming to it such rights, powers, duties and obligations, any and all such conveyances and instruments shall, on the reasonable request of the Agent, be executed, acknowledged and delivered by the Lenders. In case any such additional agent or a successor shall die, dissolve, liquidate, become incapable of acting, resign or be removed, all the rights, powers, duties and obligations of such additional agent, so far as permitted by law, shall vest in and be exercised by the Agent until the appointment of a successor to such additional agent. Any such additional agent appointed by the Agent pursuant to this SECTION 7(B) may be removed by the Agent at any time, in which case all powers, rights and remedies vested in such additional agent shall again vest in the Agent as if no such appointment of additional agent had been made.

         (c) The Agent may execute any of its duties under this Agreement, the Credit Agreement or any of the Collateral Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact that it selects with reasonable care.

         8. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent has received written notice from the Borrower or a Lender describing such Default or Event of Default and stating that such notice is a "notice of default." Each Lender shall promptly give the Agent and each other Lender such a notice upon its actual knowledge of a Default or an Event of Default. In the event that the Agent receives such a notice from a Person other than a Lender, the Agent shall give notice thereof to the Lenders.

         9. Administration; Lack of Reliance on the Agent. (a) Each Lender expressly acknowledges that neither the Agent nor any of its Affiliates nor any officer, director, employee, agent or attorney-in-fact of any of them has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender.

         (b) Each Lender represents to the Agent and the other Lenders that it has, independently and without reliance upon the Agent and the other Lenders and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into the Credit Agreement and extend credit to the Borrower thereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and the other Lenders and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower.

         (c) Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit, financial or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any other Person that may come into the possession of the

Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates, whether before the making of the Loans or at any time or times thereafter.

         (d) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties in the Credit Agreement or in any Collateral Document or in any document, certificate or other writing delivered in connection therewith or for the execution, collectability, priority or sufficiency of the Credit Agreement or any Collateral Document or the financial condition of the Borrower or any other Person, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Credit Agreement or any Collateral Document, or the financial condition of the Borrower or any other Person or the existence or possible existence of any Default or Event of Default.

         10. Certain Rights of the Agent. If the Agent shall request instructions from the Lenders or the Required Lenders, as applicable, with respect to any act or action (including failure to act) in connection with this Agreement, the Credit Agreement or any Collateral Document, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Lenders or the Required Lenders, as applicable; and the Agent shall incur no liability to any Person by reason of so refraining. The Agent shall be fully justified in failing or refusing to take any action hereunder, under the Credit Agreement or under any Collateral Document (i) if such action would, in the opinion of the Agent, as the case may be, be contrary to law or the terms of this Agreement, the Credit Agreement or the Collateral Documents; (ii) if it shall not receive such advice or concurrence of the Lenders or the Required Lenders as it deems appropriate; or (iii) if it shall not first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent's acting or refraining from acting hereunder, under the Credit Agreement or under any Collateral Document in accordance with the instructions of the Lenders or the Required Lenders, as the case may be.

         11. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, consent, certificate, telex, teletype, or telecopier message, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for the Borrower, if not unreasonable under the circumstances), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         12. Indemnification of Agent. Each Lender shall reimburse and indemnify the Agent, in accordance with the ratio of (x) the respective principal amount of the Loans then outstanding to such Lender to (y) the outstanding aggregate principal amount of the Loans then outstanding to all of the Lenders (each Lender's "Pro Rata Share"), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including reasonable attorneys' fees and expenses) or disbursements of any kind or nature whatsoever which may at any time (including at any time following the repayment of the Loans) be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, under the Credit Agreement or under any Collateral Document or in any way relating to or arising out of this Agreement, the Credit Agreement or any Collateral Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements finally determined by a court of competent jurisdiction and not subject to any appeal, to be the result of the Agent's gross negligence or willful misconduct.

         13.     The Agent in its Individual Capacity.  With respect to the
Note issued to it, the Agent shall have the same rights and powers as any other Lender or holder of the Note or any notes issued in replacement for the Note or any portion thereof and may exercise the same as though it were not performing the agency duties specified herein; and the term "Lenders," "Required Lenders," "holder of the Note" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, issue letters of credit for the account of and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower or any Affiliate of the Borrower as if it were not the Agent performing the duties specified herein.

         14. Assignment of Interests in Loan. This Agreement shall be binding upon and inure to the benefit of the Agent, the Lenders and their respective successors and permitted assigns. Unless other-wise provided in the Credit Agreement, any Lender may transfer its pro rata interest in the Note and the Credit Agreement and the other Collateral Documents, provided that the transferee has agreed in writing to be bound by the terms of this Agreement as a "Lender," and provided that the Agent shall the right to approve any proposed transferee in its sole reasonable discretion. The Agent may deem and treat each of the Lenders as the owner of its pro rata interest therein for all purposes hereof unless and until a written notice of the assignment or transfer thereof, as the case may be, shall have been filed with the Agent, signed by such assignor or transferor and in form satisfactory to the Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the owner of such interest shall be conclusive and binding on any subsequent, transferee or assignee, as the case may be, of such interest.

         15. Successor Agent. The Agent may resign as Agent hereunder and under the Credit Agreement and the Collateral Documents at any time by giving twenty (20) Business Days' prior written notice to the Borrower and the Lenders. The Agent may be removed, with or without cause, by the Required Lenders at any time by giving twenty (20) Business Days' prior written notice to the Borrower, the Agent and the other Lenders. Such resignation or removal, as the case may be, shall take effect upon the appointment of a successor Agent as provided herein below. Upon any such notice of resignation or removal, as the case may be, the Required Lenders shall appoint from among the Lenders a successor Agent hereunder. If no successor

Agent is appointed prior to the expiration of the notice period for the resignation of the Agent, the Agent may appoint, after consulting with the Lenders, a successor Agent from among the Lenders. Upon the written acceptance of any appointment as Agent by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement, the Credit Agreement and the Collateral Documents. After any retiring Agent's resignation or removal, as the case may be, as Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent. The resignation or removal of the Agent shall not in any way affect the former Agent's status as a Lender hereunder or under the Credit Agreement.

         16. Reimbursement. Each of the Lenders agrees to promptly reimburse the Agent in an amount equal to such Lender's Pro Rata Share of any expenses incurred by the Agent, including reasonable attorneys' fees, in connection with the preparation, administration, modification, or enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Credit Agreement, any Collateral Document, or any document contemplated by or referred to herein, to the extent the Agent is not reimbursed for any such expenses by the Borrower within ten (10) Business Days after demand by the Agent. If any amounts so paid to the Agent by the Lenders are subsequently paid to the Agent by or on behalf of the Borrower, the Agent shall promptly upon its receipt of any such amounts distribute the same to the Lenders in the same proportion as such amounts were originally paid by the Lenders to the Agent.

         17. Waiver of Default. Upon the Agent's obtaining actual knowledge of an Event of Default, the Agent shall notify the Lenders of the existence and the nature of such Event of Default and shall poll the Lenders to determine whether such Event of Default should be waived. The Agent shall be authorized to waive an Event of Default on behalf of the Lenders and shall waive such Event of Default if directed to do so by the Required Lenders in writing. The Agent shall promptly commence such enforcement proceedings and shall exercise such of its other rights and remedies under this Agreement, the Credit Agreement, the Collateral Documents and applicable law as it deems appropriate (or as directed by the Required Lenders) if the Agent is so directed in writing by the Required Lenders. Unless so directed in writing as described in the preceding sentence, it is agreed by the Lenders and the Agent that the Agent shall not commence enforcement proceedings or exercise any of such rights and remedies. Upon commencement of enforcement proceedings or the exercise of any such rights and remedies, the Required Lenders may direct the Agent to take action lawfully available to the Agent under the Credit Agreement and the Collateral Documents but, unless the Agent shall first be indemnified to its satisfaction by the Lenders requesting or acquiescing in any such action for any liability and expense that might result therefrom, the Agent shall not be required to, and shall be fully justified in failing or refusing to, take any action that the Agent in good faith believes is or may be contrary to law or to the terms of the Credit Agreement or the Collateral Documents or may subject the Agent to liability. Notwithstanding the foregoing, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to a Default or Event of Default as it shall reasonably deem in the best interests of the Lenders.

         18. Amendment of Documents. Except as otherwise specifically set forth in the Credit Agreement, the Agent is authorized to consent to any waiver, amendment or modification of this Agreement, the Credit Agreement or any Collateral Document with the consent of the Required Lenders; provided, however, that no such waiver, amendment or modification shall, without the consent of all Lenders (i) forgive or release any of the Obligations or any obligations of any Person now or hereafter primarily or contingently liable with respect to the Obligations; (ii) extend the scheduled maturity of the Loan or extend the time of payment of any of the Obligations; (iii) reduce the rate of interest on the Loans or any fees relating to the Loans; (iv) change the definition of the term "Required Lenders"; (v) amend, modify or waive any provisions of this SECTION 18; (vi) consent to the assignment or transfer by the Borrower of any of its rights and obligations under the Credit Agreement or any obligations of any Person now or hereafter primarily or contingently liable with respect to the Obligations; or (vii) change any provisions governing the amounts or procedures for determining amounts to be disbursed to the Lenders upon payment by the Borrower. No provision that affects the rights or duties of the Agent under this Agreement, the Credit Agreement or any Collateral Document may be amended without the prior written consent of the Agent.

         19. Invalidated Payments. If any amounts distributed by the Agent to a Lender are subsequently returned or repaid by the Agent to the Borrower or the representative or successor in interest of the Borrower, whether by court order or by settlement approved by the Lender in question, such Lender shall, promptly upon its receipt of notice thereof from the Agent, pay the Agent such amount. If any such amounts are recovered by the Agent from the Borrower or the representative or successor in interest of the Borrower, the Agent shall redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed. The obligations of the Lenders and the Agent under this SECTION 19 shall survive the repayment of the Note and the termination of the Credit Agreement and the Collateral Documents.

         20. Effect of Lender's Noncompliance. The failure of any Lender to perform any of its obligations under the Credit Agreement, this Agreement or any of the Collateral Documents, including, without limitation, the failure of a Lender to pay to the Agent any amounts due to the Agent, shall not relieve any other Lender of its obligations under this Agreement, the Credit Agreement, or any Collateral Document.

         21. Agreement to Cooperate. Each Lender agrees to cooperate fully with each other Lender, to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Each Lender also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable, to effectuate the terms, provisions and the intent of this Agreement, the Credit Agreement and the Collateral Documents.

         22. Independent Actions by Lenders. Each Lender agrees that it shall not, unless specifically requested to do so by the Agent, commence or cause to be commenced against the Borrower, any enforcement proceeding with respect to the Loan.

         23. Adjustments. If, at any time or times hereafter, any Lender shall receive a payment under the Credit Agreement or the Note (including, without limitation any voluntary payment, realization upon security, exercise of the right of set off or banker's lien, counterclaim or cross action, enforcement of any right under the Credit Agreement or any of the Collateral Documents, but not including payments by the Borrower to individual Lenders or the Agent as payment or reimbursement for out-of-pocket expenses payable or reimbursable by the Borrower under the Credit Agreement or the Collateral Documents, and not including payments to First Union to which First Union is entitled as a senior creditor under any subordination agreement with any other Lender), which, together with such payments received by the other Lenders (the "total payment"), is in excess of such Lender's Pro Rata Share of the total payment, such Lender shall promptly purchase for cash, without recourse or warranty from the other Lenders, such participations in the Loans made by the other Lenders as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of the other Lenders; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase of participations shall be rescinded and the purchase price restored ratably to the extent of such recovery, but without interest.

         24. Indemnification of Lenders. Each Lender (but subject to any subordination agreement between First Union and any other Lender) agrees to indemnify each other Lender (to the extent not reimbursed by the Borrower), ratably according to such Lender's Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such other Lender in any way relating to or arising out of any action taken or omitted by such Lender under this Agreement, the Credit Agreement, or any Collateral Document at the request or direction of the Agent, where the Agent, in making such request or direction, was acting within the authority granted to the Agent in this Agreement.

         25. No Third-Party Beneficiary. This Agreement is for the benefit of the Lenders, and neither the Borrower nor any Person other than the Lenders and the Agent shall have any rights or remedies in connection with this Agreement, or be entitled to raise as a defense or rely upon in any manner whatsoever the failure of Agent or any Lender to comply with the provisions of this Agreement.

         26. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and delivered as provided in the Credit Agreement or on SCHEDULE 1 hereto as to additional Lenders.

         27. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina without regard to principles of conflicts of laws.

         28. Captions. The captions or headings in this Agreement are for convenience only and are not to affect the interpretation or construction of this Agreement.

         29. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document.




                    [remainder of page intentionally blank;
                      signatures begin on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.


                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA, as Assignor and as a Lender



                                        BY:    [ILLEGIBLE]
                                           -------------------------------
                                        TITLE: Senior Vice President
                                              ----------------------------

                                        FIRST UNION NATIONAL BANK OF NORTH
                                        CAROLINA, as Agent


                                        BY:    [ILLEGIBLE]
                                           -------------------------------
                                        TITLE: Senior Vice President
                                              ----------------------------


                                        AMERICAN TELECASTING, INC., as Assignee
                                        and as a Lender


                                        BY:    [ILLEGIBLE]
                                           -------------------------------
                                        TITLE: PRESIDENT AND CEO
                                              ----------------------------

                                        FRESNO MMDS ASSOCIATES, as Borrower


                                        BY: /s/ TERRY S. HOLMES
                                           -------------------------------
                                        TITLE: MANAGING DIRECTOR
                                              ----------------------------

                                   SCHEDULE 1


1.       Date of Assignment:  July 18, 1996

2.       Legal Name of Assignor:  First Union National Bank of North Carolina

3.       Legal Name of Assignee:  American Telecasting, Inc.

4. Assignee's Address and Telecopy Number for Notices: 5575 Tech Center Dr., Suite 300, Colorado Springs, Co 80919; Telecopy (719) 260-5010

5.       Effective Date of Assignment and Acceptance: July 18, 1996
                                                      -------     -

6.       Assigned Interests:



                       PRINCIPAL              PERCENTAGE OF
                       ASSIGNED               COMMITMENT THEREUNDER
                       --------               REPRESENTED BY ASSIGNED INTEREST
                                              --------------------------------

REVOLVING              $  1,500,000           17.751479289      %
FACILITY

ACCRUED                $  -0-
AND UNPAID
INTEREST
ASSIGNED
(IF ANY)

FEES                   $  -0-
ASSIGNED
(IF ANY)


7.       AGGREGATE ASSIGNMENT PAYMENT: $ 1,500,000
                                        -------------